UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2009

NITROMED, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50439	22-3159793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hayden Avenue, Suite 3000 Lexington, Massachusetts		02421
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (781) 266-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 19, 2009, NitroMed, Inc. (“NitroMed”) announced its financial results for the quarter and year ended December 31, 2008. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Important Additional Information Filed with the SEC

NitroMed has filed with the Securities and Exchange Commission (“SEC”) and mailed to its stockholders a definitive proxy statement in connection with the proposed merger with Deerfield Management.  The proxy statement contains important information about NitroMed, the proposed merger and related matters. Investors and security holders of NitroMed are urged to read the proxy statement carefully.

Investors and security holders are able to obtain free copies of the proxy statement for the proposed merger and other documents filed with the SEC by NitroMed through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the proxy statement for the proposed merger by contacting NitroMed, Inc., Attn: Secretary, 45 Hayden Avenue, Suite 3000, Lexington, MA 02421.

NitroMed and its directors and executive officer may be deemed to be participants in the solicitation of proxies in respect of the transaction contemplated by the merger agreement with Deerfield Management. Information regarding NitroMed’s directors and executive officers is contained in NitroMed’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and its proxy statement dated April 16, 2008, which are filed with the SEC, and in NitroMed’s definitive proxy statement relating to the proposed merger with Deerfield Management, which was filed with the SEC on March 13, 2009. As of February 28, 2009, NitroMed’s directors and executive officers, and funds affiliated with such individuals, owned approximately 33% of NitroMed’s common stock. A more complete description of the interests of NitroMed’s directors and officers is available in the definitive proxy statement relating to the proposed merger with Deerfield Management.

Forward Looking Statements

Statements in this document regarding the proposed merger with Deerfield, including without limitation the expected timetable for completing the transaction and the amount of cash per share NitroMed’s stockholders will receive in the merger, and other statements about NitroMed’s management team’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “could,” “anticipates,” “expects,” “estimates,” “plans,” “should,” “target,” “will,” “would” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the ability of NitroMed and Deerfield Management to complete the proposed merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to the closing set forth in the merger agreement, as well as other factors described in NitroMed’s Annual Report on Form 10-K for the year ended December 31, 2008 and the other filings that NitroMed makes with the SEC.

In addition, the statements in this document reflect NitroMed’s expectations and beliefs as of the date of this document. NitroMed anticipates that subsequent events and developments will cause its expectations and beliefs to change. However, while NitroMed may elect to update these forward-looking statements publicly at some point in the future, it specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing NitroMed’s views as of any date after the date of this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release issued by NitroMed, Inc. on March 19, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NITROMED, INC.

Date: March 19, 2009	By:	/s/ Kenneth M. Bate

Kenneth M. Bate
President, Chief Executive Officer and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by NitroMed, Inc. on March 19, 2009.